Exhibit 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT FOR THIS NOTE, OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

CONVERTIBLE PROMISSORY NOTE

$

November      ,2007
Huntington Woods, Michigan

    For value received, SELLMYBUSINESSNOW.COM, Inc., a Michigan corporation (the "Company"),promises to pay to                   ,a Michigan resident
("Holder"), the aggregate outstanding principal amount of                     THOUSAND 00/100 DOLLARS ($          ) (the "Borrowing") under this Note. The unpaid principal balance of this Note along with accrued interest shall be paid on the earlier of (a) the Company registers any of its securities under the Securities Act of 1933 or (b) eighteen months after the date of this Note ("Maturity Date"). This Note shall bear interest at the amount or rate equal to ten percent (10%) per annum.

This Note is issued pursuant to that certain Loan Agreement by and among the Company, the Holder and others dated as of the November        , 2007 (the "Loan Agreement"). This Note is

subject to the following terms and conditions:

1.             Default. The Borrowing, together with accrued and unpaid interest thereon, if any, shall become immediately due and payable upon (a) the failure of the Company to pay all outstanding principal and accrued, but unpaid interest, within ten (10) days of when it is due; or (b) a breach of the Loan Agreement (each, an "Event of Default"). Upon an Event of Default, the outstanding principal amount hereof, plus any heretofore accrued but unpaid interest, shall bear interest at a rate equal to twelve percent (12%) per annum, subject to the limitations of Section 9 hereof.

2.             Conversion. This Note is convertible into shares of the Company's common stock on the terms, and subject to the conditions, set forth in this Section 2.

(a)    Conversion at Election of Holder. Commencing on the date hereof and through the Maturity Date, at any time, the Holder may convert all of the outstanding principal amount of this Note into                 shares of common stock of the Company ("Shares").

(b)             Conversion Notice. The Company shall be given notice of the intent of Holder to convert this Note under Section 2(a) by way of the form of conversion notice attached hereto as Annex A (a "Conversion Notice").

(c)             Issuance of Shares. Upon the occurrence of a conversion specified in this Section 2, this Note shall be converted into the applicable Shares without any further action required by any party. Lender shall surrender this Note and the Conversion Notice at the office of the Company. Upon receipt of this Note and the Conversion Notice, then on the date of conversion specified in the Conversion Notice (in any case, the "Conversion Date"), the rights of Holder (other than its rights to receive the Shares) shall cease, and, as soon as possible on or after the Conversion Date, and in any event within ten (10) Business Days of the Conversion Date, the Company shall, issue and deliver to Holder a certificate representing the Shares the Holder owns by virtue of such conversion. In addition, on the Conversion Date, the Company shall pay to Holder all unpaid interest accrued on the unpaid principal balance of this Note from the date of the last interest payment to the date of conversion, and all other amounts payable hereunder of the Loan.

(d)     Cancellation of Note. Upon the conversion of the entire unpaid principal amount of the Note pursuant to this Section 2, this Note shall be canceled and shall be deemed of no further force or effect, other than with respect to Lender's rights to receive the Shares in accordance with Section 2(c) and Lender's rights with respect to a default by any Borrower under this Note, the Loan Agreement or any other Loan Documents.

3.            Payment; Prepayment. All payments shall be made in lawful money of the United States of America at such place as Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. The Company may prepay the interest on the Borrowing without penalty at any time during the term of this Note and any prepayment shall be applied to accrued interest on the unpaid Borrowing. The Company may not prepay the principal balance.

4.            Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. This Note shall not be transferred or assigned by the Company without the Holder's express written permission. Subject to applicable securities laws and the terms and conditions thereof, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form reasonably satisfactory to the Company. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of the transferee. Interest and principal are payable only to the registered holder of this Note.

5.             Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Michigan, without giving effect to principles of conflicts of law and notwithstanding the fact that Company or Holder is or may hereafter become domiciled in a different state. All actions under this Note shall be taken in a court of competent jurisdiction within the Circuit Court of Oakland County, Michigan, or the United States Federal District Court sitting in Detroit, which courts shall have the exclusive jurisdiction and venue for any and all said claims, disputes, controversies, suits or actions, and such courts are a convenient forum and the parties will not seek to transfer the action to any other court.

6.             Notices. Any notice required or permitted by this Note shall be made in the manner set forth in the Purchase Agreement.

7.     Amendments and Waivers. Any term of this Note may be amended only with the written consent of the Company and Holder. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, Holder and each transferee of the Note.

8.     Waiver. The Company hereby waives presentment for payment, protest, notice, notice of protest and notice of dishonor and agrees to remain and continue to be bound for the payment of all sums due under this Note notwithstanding any renewals or extension of the time for payment of sums due hereunder or any changes by way of release, surrender or substitution of any security for this Note, and waives all and every kind of notice of such extensions or changes. No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of an Event of Default. A waiver of an Event of Default in any provision of this Note shall not operate or be construed as a waiver of any subsequent Event of Default. Each and every right, remedy and power granted herein or allowed by law shall be cumulative and not exclusive of any other. The tender and acceptance of any partial payment or partial performance hereunder shall not constitute a waiver of any Event of Default or of any of Holder's rights and remedies at law or in equity.

9.            Limitations. This Note is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby, as interest or otherwise, exceed the maximum amount permissible under applicable law. As used herein, the term "applicable law" shall mean the laws of Michigan in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest than the highest permissible rate under applicable law in effect as of the date hereof, then this Note shall be governed by such new law as of its effective date. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest, and, if the principal amount of the Note has been paid in full, shall be refunded to the Company. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

10.            Expenses. In the event that Holder or any subsequent holder of this Note shall exercise or endeavor to exercise any of its remedies hereunder, the Company shall pay on demand all reasonable costs and expenses incurred in connection therewith including, without limitation, reasonable attorneys' fees, and Holder may seek judgment for all such amounts in addition to all other sums due hereunder.

IN WITNESS WHEREOF, the parties have executed this Convertible Promissory Note as of the date first written above.

THE COMPANY:
SELLMYBUSINESSNOW.COM, INC.,
a Michigan corporation
Date	By:	/s/
John Maddox
Its: President

REVIEWED AND AGREED TO:

THE HOLDER:

By:

Print Name:

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert the dollar amount of the Convertible Promissory Note indicated below into shares of common stock (the "Share"), of SELLMYBUSINESSNOW.com, Inc., a Michigan corporation (the "Company"), according to the conditions hereof and under Section 2, as of the Date to Effect Conversion specified below. If Shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Additionally, the undersigned holder hereby tenders to the Company the original Note herewith.

Conversion calculations:
Date to Effect Conversion:

Principal amount of Note to be Converted: $                                          [To be filled in with full amount of unpaid principal balance of the Note at the time of conversion

Accrued Interest to be Paid upon Conversion:

Number of Conversion Shares:
THE HOLDER:

By:

Print Name:

EXHIBIT B

CONVERSION NOTICE

NOTICE OF CONVERSION

The undersigned hereby elects to convert the dollar amount of the Convertible Promissory Note indicated below into shares of common stock (the "Share"), of SELLMYBUSINESSNOW.com, Inc., a Michigan corporation (the "Company"), according to the conditions hereof and under Section 3, as of the Date to Effect Conversion specified below. If Shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Additionally, the undersigned holder hereby tenders to the Company the original Note herewith.

Principal amount of Note to be Converted: $                To be filled with full amount of unpaid balance of the Note at the time of conversion.

Accrued Interest to be Paid upon Concversion:

Number of Conversion Shares:

THE HOLDER:

By:
Print Name: